UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2024

Creatd, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39500	87-0645394
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

419 Lafayette Street, 6th Floor

New York, NY 10003

(Address of principal executive offices)

(929) 504-3090

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13©(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modifications to Rights of Security Holders.

The information set forth in Item 5.03 is incorporated by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 22, 2024, Creatd, Inc. (the “Company”) filed an amendment (the “Amendment to Articles”) to its Amended and Restated Articles of Incorporation which reduced the number of the issued and outstanding shares of common stock, par value $0.001 per share (the “Common Stock”) by effecting a reverse stock split at the ratio of 1-for-500 (the “Reverse Stock Split”).

The Financial Industry Regulatory Authority (FINRA) has announced that the Reverse Stock Split will be effected in the marketplace on January 24, 2024.

The foregoing description of the Amendment to Articles does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment to Articles, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item. 8.01 Other Items

The information set forth in Item 5.03 is hereby incorporated by reference.

On January 22, 2024, the Company issued a press release (the “Press Release”) with respect to the Reverse Stock Split and the Symbol Change (as defined below).

Effective January 24, 2024, as a result of the Reverse Stock Split, each 500 shares of the Company’s common stock outstanding automatically converted into one share of common stock. No fractional shares will be issued in connection with the Reverse Split. Instead, any fractional share resulting from the Reverse Split will be rounded up to the next largest whole share.

FINRA has also approved the Company’s request to change its stock symbol from “VOCL” to “CRTD” (the “Symbol Change”).

The Company’s shares will continue to trade on the OTC Marketplace under the symbol “VOCL” with the letter “D” added to the end of the trading symbol for a period of 20 trading days to indicate that the Reverse Stock Split has occurred. After the 20-trading day period has elapsed, the extra "D" will be removed and the Symbol Change will become effective, with the Company’s trading symbol becoming “CRTD” at such time.

The Reverse Stock Split has no impact on shareholders’ proportionate equity interests or voting rights in the Company or the par value of the Company’s common stock, which remains unchanged.

The foregoing description of the Press Release does not purport to be complete and is qualified in its entirety by reference to the full text of the Press Release, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item. 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.:	Description:
3.1	Certificate of Amendment to Amended and Restated Articles of Incorporation
99.1	Press Release, dated January 22, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREATD, INC.

Date: January 23, 2024	By:	/s/ Jeremy Frommer
	Name:	Jeremy Frommer
	Title:	Chief Executive Officer

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